UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) March 27, 2008

Duckwall-ALCO Stores, Inc.

(Exact name of registrant as specified in its charter)

Kansas	0-20269	48-0201080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 Cottage

Abilene, Kansas 67410-2832

(Address of principal executive offices) (Zip Code)

(785) 263-3350

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other events.

On March 27, 2008, Duckwall-ALCO Stores, Inc. (the “Company”) terminated its engagement of William Blair & Company, who had been acting as the Company’s financial advisor since January 9, 2008.

The Company issued a press release announcing the termination of this engagement on March 31, 2008.  A copy of the press release is furnished herewith as Exhibit 99.1, and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release dated March 31, 2008, furnished solely for the purpose of incorporation by reference into Item 8.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUCKWALL-ALCO STORES, INC.

Date: April 1, 2008	By: /s/ Donny R. Johnson
Donny R. Johnson
Interim President and Chief Executive Officer

INDEX TO EXHIBITS

99.1	Press Release dated March 31, 2008, furnished solely for the purpose of incorporation by reference into Item 8.01.